Exhibit 10.5

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of May 29, 2018, by the signatories identified on the signature page hereto (each a “Pledgor” and collectively the “Pledgors”) for the benefit of Alpha Capital Anstalt (“Pledgee”);

W I T N E S S E T H:

WHEREAS, Immudyne, Inc., a Delaware corporation (the “Company”) issued Secured Convertible Notes issued at or about May 29, 2018, in the original aggregate principal amount of up to $550,000 (the “Notes”) and the Pledgors have agreed to secure the Company’s obligations under the Notes by granting Pledgee a security interest in the of the shares of the Company identified on the signature page hereto (the “Shares”);

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions.

The following terms shall have the following meanings wherever used in this Agreement:

(a) “Event of Default” shall have the meaning given thereto in the Notes.

(b) “Obligations” shall mean all principal and interest and other payments which may be due and payable under this Agreement or the Notes.

(c) “Satisfaction Date” shall mean that date on which all of the Obligations have been paid or otherwise satisfied in full.

2. Pledge of the Pledged Securities/Additional Deposits.

(a) As security for the due and timely payment of the Obligations, each Pledgor hereby, pledges to the Pledgee, and grants to the Pledgee a first priority lien and security interest in the Shares (as same are constituted from time to time), together with all cash dividends, stock dividends, interest, profits, premiums, redemptions, warrants, subscription rights, options, substitutions, exchanges and other distributions now or hereafter made on the Shares and all cash and non-cash proceeds thereof, until the Satisfaction Date. The Shares and all property at any time pledged to the Pledgee hereunder or in which the Pledgee is granted a security interest (whether described herein or not) and all income therefrom and proceeds thereof are herein collectively called the “Pledged Securities”.

(b) In furtherance of the pledge hereunder, upon request from Pledgee, each Pledgor will deliver to the Pledgee the certificates representing all of the Pledged Securities, each of which now remains in the name of the Pledgor and is accompanied by appropriate undated stock powers duly endorsed in blank by the Pledgor.

(c) If, while this Agreement is in effect, the Pledgor becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any Pledged Securities or otherwise, the Pledgor agrees to accept the same as agent for the Pledgee, to hold the same in trust on behalf of and for the benefit of the Pledgee, and upon request from Pledgee, deliver the same promptly upon receipt to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid on or in respect of the Pledged Securities on the liquidation or dissolution of the Pledgor shall be paid over to the Pledgee, to be held by the Pledgee, subject to the terms and conditions hereof, as additional collateral security for the Obligations.

(d) Until released by the Pledgee, the Shares shall be held in book or certificated form with the restrictions on transfer related to this agreement noted on the entry or certificate.

3. Retention of the Pledged Securities.

(a) Except as otherwise provided herein, the Pledgee shall have no obligation with respect to the Pledged Securities, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

(b) The Pledgee shall hold the Pledged Securities in the form in which same are delivered herewith, unless and until there shall occur an Event of Default.

4. Rights of the Pledgors. Throughout the term of this Agreement, so long as no Event of Default has occurred and is continuing, the Pledgors shall have the right to vote the Pledged Securities in all matters presented to the stockholders of the Company for vote thereon, except in a manner inconsistent with the terms of this Agreement.

5. Event of Default; Power of Attorney.

(a) Upon the occurrence and during the continuance of any Event of Default, the Pledgee shall have the right to: (i) exercise all voting and corporate rights of, and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to, any Pledged Securities as if the Pledgee was the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledgors or upon the exercise by the Pledgors or the Pledgee of any right, privilege or option pertaining to any of the Pledged Securities and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency on such terms and conditions as the Pledgee may determine, all without liability except to account for property actually received by it; (ii) apply any funds or other property received in respect of the Pledged Securities to the Obligations, and receive in its own name any and all further distributions which may be paid in respect of the Pledged Securities, all of which shall, upon receipt by the Pledgee, be applied to the Obligations; (iii) transfer all or any portion of the Pledged Securities (as determined by the Pledgee in its discretion) on the books of the Company to and in the name of the Pledgee or such other person or persons as the Pledgee may designate; (iv) effect any sale, transfer or disposition of all or any portion of the Pledged Securities and in furtherance thereof, take possession of and endorse any and all checks, drafts, bills of exchange, money orders or other documents and instruments received on account of the Pledged Securities; (v) collect, sue for and give acquittance for any money due on account of any of the foregoing; and (vi) take any and all other action contemplated by this Agreement, or as otherwise permitted by law, or as the Pledgee may reasonably deem necessary or appropriate, in order to accomplish the purposes of this Agreement.

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(b) In furtherance of the foregoing powers of the Pledgee, the Pledgors hereby authorizes and appoints the Pledgee, with full powers of substitution, as the true and lawful attorney-in-fact of the Pledgors, in his name, place and stead, to take any and all such action as the Pledgee, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Satisfaction Date. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of the Pledgors or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon the Pledgee to exercise any of the rights or powers granted herein.

(c) The foregoing rights and powers granted to the Pledgee, and the foregoing power of attorney, shall be fully binding upon any person who may acquire any beneficial interest in any of the Pledged Securities or any other property held or received by the Pledgee hereunder.

6. Foreclosure; Sale of Pledged Securities.

(a) Without limitation of paragraph 5 above, in the event that the Pledgee shall make any sale or other disposition of any or all of the Pledged Securities following an Event of Default, the Pledgee may also:

(i) offer and sell all or any portion of the Pledged Securities publicly through a registered broker-dealer, or by means of a private placement restricting the offer or sale to a limited number of prospective purchasers who meet such suitability standards as the Pledgee and its counsel may deem appropriate, and who may be required to represent that they are purchasing Pledged Securities for investment and not with a view to distribution;

(ii) sell any or all of the Pledged Securities upon credit or for future delivery, without being in any way liable for failure of the purchaser to pay for the subject Pledged Securities; and

(iii) receive and collect the net proceeds of any sale or other disposition of any Pledged Securities, and apply same in such order and to such of the Obligations (including the customary costs and expenses of the sale or disposition of the Pledged Securities) as the Pledgee may, in its absolute discretion, deem appropriate.

(b) Upon any sale of any of the Pledged Securities in accordance with this Agreement, the Pledgee shall have the right to assign, transfer and deliver the subject Pledged Securities to the purchaser(s) thereof, and each such purchaser shall be entitled to hold such Pledged Securities absolutely free from any right or claim of the Pledgors and/or any other person claiming any beneficial interest in the Pledged Securities, including any equity of redemption (which right and all other such rights are hereby waived by the Pledgors to the fullest extent permitted by law).

(c) Following the occurrence and during the existence of an Event of Default, Pledgors will cooperate and provide such certificate, resolutions, representations, legal opinions and all other matters necessary to facilitate a transfer or sale of any part of the Pledged Securities.

(d) Nothing herein contained shall be deemed to require the Pledgee to effect any sale or disposition of any Pledged Securities at any time, or to consummate any proposed public or private sale at the time and place at which same was initially called. It is the intention of the parties hereto that the Pledgee shall, subject to any further conditions imposed by this Agreement, at all times following the occurrence of an Event of Default, have the right to use or deal with the Pledged Securities as if the Pledgee were the outright owner thereof, and to exercise any and all rights and remedies, as a secured party in possession of collateral or otherwise, under any and all provisions of law.

(e) The Pledgee may take action and exercise rights in connection with any portion of the Pledged Securities regardless of the proportion in which Pledgor has provided Pledged Securities.

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7. Covenants, Representations and Warranties.

In connection with the transactions contemplated by this Agreement, and knowing that the Pledgee is and shall be relying hereon, each Pledgor hereby covenants, represents and warrants that:

(a) the Pledged Securities has been and will be duly and validly issued, is and will be fully paid and non-assessable, and is and will be owned by the Pledgors free and clear of any and all restrictions, pledges, liens, encumbrances or other security interests of any kind, save and except for the pledge to the Pledgee pursuant to this Agreement;

(b) there are and will be no options, warrants or other rights in respect of the sale, transfer or other disposition of any of the Pledged Securities by the Pledgors, and the Pledgors have the absolute right to pledge the Pledged Securities hereunder without the necessity of any consent of any Person;

(c) neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of this Agreement by the Pledgors, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument to which the Pledgors are a party or by which the Pledgors are bound, or (ii) any provision of law, any order of any court or administrative agency, or any rule or regulation applicable to the Pledgors;

(d) this Agreement has been duly executed and delivered by the Pledgors, and constitutes the legal, valid and binding obligation of the Pledgors, enforceable against the Pledgors in accordance with its terms;

(e) there are no actions, suits or proceedings pending or threatened against or affecting the Pledgor that involve or relate to the Pledged Securities;

(f) upon execution of this Agreement by Pledgors, the Pledgee shall have the senior security interest in the Pledged Securities; and

8. UCC Filings. Pledgors hereby grants to Pledgee the right and authority to file an UCC Financing Statement in Nevada or any other state to memorialize the security interest herein granted.

9. Return of the Pledged Securities. To the extent that the Pledgee shall not previously have taken, acquired, sold, transferred, disposed of or otherwise realized value on the Pledged Securities in accordance with this Agreement, at the Satisfaction Date, any security interest in the Pledged Securities shall automatically terminate, cease to exist and be released, and the Pledgee shall forthwith return the Pledged Securities to and in the name of the Pledgors, and file, at Pledgor’s expense, releases of Pledgee’s security interest in the Pledged Securities or Pledgor may make such filings on its own behalf.

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10. Expenses of the Pledgee. All expenses incurred by the Pledgee (including but not limited to reasonable attorneys’ fees) in connection with any actual or attempted sale or other disposition of Pledged Securities hereunder shall be reimbursed to the Pledgee by the Pledgors on demand, or, at the Pledgee’s option, such expenses may be added to the Obligations and shall be payable on demand.

11. Further Assurances. From time to time hereafter, each party shall take any and all such further action and shall execute and deliver any and all such further documents and/or instruments, as any other party may request in order to accomplish the purposes of and fulfill the parties’ obligations under this Agreement, in order to enable the Pledgee to exercise any of its rights hereunder, and/or in order to secure more fully the Pledgee’s interest in the Pledged Securities.

12. Miscellaneous.

(a) All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Pledgee to c/o Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream NY 11581, and (ii) if to the Pledgors, to the address set forth on the signature page hereto.

(b) If any notice to Pledgors of the sale or other disposition of Pledged Securities is required by then applicable law, five (5) business days prior written notice (which Pledgors agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) to Pledgors of the time and place of any sale of Pledged Securities which Pledgors agree may be by private sale. The rights granted in this section are in addition to any and all rights available to Pledgee under the Uniform Commercial Code.

(c) The laws of the State of New York including but not limited to Article 9 of the Uniform Commercial Code as in effect from time to time, shall govern the construction and enforcement of this Agreement and the rights and remedies of the parties hereto. The parties hereby consent to the exclusive jurisdiction of all courts sitting in the State and County of New York, in connection with any action or proceeding under or relating to this Agreement, and waive trial by jury in any such action or proceeding.

(d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The Pledgors shall not, however, assign any of its or his rights or obligations hereunder without the prior written consent of the Pledgee, and the Pledgee shall not assign its rights hereunder without simultaneously assigning its obligations hereunder to the subject assignee. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties relating to the specific subject matter hereof.

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(e) Neither any course of dealing between the Pledgors and the Pledgee nor any failure to exercise, or any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege operate as a waiver of any other exercise of such right, power or privilege or any other right, power or privilege.

(f) The Pledgee’s rights and remedies, whether hereunder or pursuant to any other agreements or by law or in equity, shall be cumulative and may be exercised singly or concurrently.

(g) No change, amendment, modification, waiver, assignment of rights or obligations, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Pledgee shall have consented thereto in writing.

(h) The captions and paragraph headings in this Agreement are for convenience of reference only, and shall not in any way define, limit or describe the construction, terms or provisions of this Agreement.

(i) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(j) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

(k) This Agreement shall be acknowledged by the Company’s transfer agent and the Pledgor shall deliver the original certificate representing the Shares together with a medallion guaranteed stock power within five (5) business days after request by the Pledgee.

(l) The Pledgors and Company hereby indemnify and hold harmless Worldwide Stock Transfer LLC from any claims related to Worldwide Stock Transfer LLC taking instructions from the Pledgee pursuant to this Agreement.

[REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Pledge Agreement on and as of the date first set forth above.

PLEDGORS:

JSL Ventures LLC	JOJ Holdings LLC

By: Justin Schreiber	By: Justin Schreiber
Its: Manager	Its: Manager
Shares: 2,375,000 of the Company’s Common Stock	Shares: 2,430,772 of the Company’s Common Stock

Address:	El Caribe Office Building, 8th Floor
53 Calle Palmeras
San Juan, Puerto Rico 00901

Immudyne, Inc. acknowledges the foregoing pledge agreement and agrees to put a stop order on the Pledgors’ common stock until released by Alpha Capital Anstalt.

Immudyne, Inc.

By:
Its:

Worldwide Stock Transfer LLC, the transfer agent for the Company acknowledges the foregoing pledge agreement and agrees to put a stop order on the Pledgors’ common stock until released by Alpha Capital Anstalt.

Worldwide Stock Transfer, LLC

By: Yonah J Kopstick
Title: Vice President

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